Pledge Agreement


     This Pledge Agreement ("Agreement") is entered into on this 1st day of December, 2002 between Aura Systems, Inc., a Delaware corporation ("Aura"), and Purchaser (as defined in the Agreement for Sale and Leaseback described below), with regard to the following:

                                    RECITALS

     A. In accordance with that certain Agreement for Sale and Leaseback dated as of December, 2002, by and between Aura and Purchaser, to which a copy of this Agreement is attached, Aura has agreed to lease from Aura Realty, Inc., a Delaware corporation ("Aura Realty"), and Aura Realty has agreed to lease to Aura those certain real properties commonly known as 2335 Alaska Avenue and 2330 Utah Avenue, in El Segundo, California, by and pursuant to that certain lease agreement dated as of December 1, 2002 (the "Lease"). Capitalized terms used and not otherwise defined herein shall have the same meanings given such terms in the Agreement for Sale and Leaseback.

     B. Purchaser desires security from Aura to secure performance of Aura's obligations under the Lease and, in the event that LaSalle does not consent to the transfer of the Stock, performance of Aura's obligations under the Agreement for Sale and Leaseback.

     C. Aura is willing to pledge to Purchaser as security for Aura's performance of its obligations under the Lease and, in the event that LaSalle does not consent to the transfer of the Stock, Aura's performance of its obligations under the Agreement for Sale and Leaseback, a security deposit in the amount of $231,806.50 and a holdback (the "Holdback") in the amount of $250,000.00 (collectively, the "Cash Collateral").

     NOW, THEREFORE, in consideration of the Recitals and the mutual covenants, conditions and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant, warrant, represent and agree as follows:

1.       Pledge.


     A. In accordance with the Agreement for Sale and Leaseback and the Lease, Aura has delivered to Purchaser the Cash Collateral in the aggregate amount of $481,806.50. Subject to Aura's rights under Section 1.D below, Aura hereby unconditionally pledges to Purchaser its interest in the Cash Collateral as security for: (i) performance of Aura's obligations under the Lease; (ii) in the event that LaSalle does not consent to the transfer of the Stock, performance of Aura's obligation to (a) make payments under the Secured Loan when due and payable, (b) make the $30,332 monthly payments pursuant to Section 1.4 of the Agreement for Sale and Leaseback and (c) repay the loan evidenced by the Aura Note; and (iii) in the event that LaSalle does not consent to the transfer of the Stock, performance of Aura's obligation to transfer the remaining balance of the shares of the Stock to Purchaser on the date of the Second Closing, at which time this Agreement shall secure performance of Aura's obligations under the Lease. Aura further agrees that Purchaser may file a UCC-1 Financing Statement to perfect its security interest in the Cash Collateral.

     B. An "Event of Default" shall mean (i) the failure of Aura to pay the full rent under the Lease when due and payable in accordance with the terms of the Lease including applicable notice and cure periods, (ii) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to make a payment under the Secured Loan when due and payable by Aura in accordance with the terms of the Secured Loan and the Agreement for Sale and Leaseback including applicable notice and cure periods (iii) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to make a $30,332 monthly payment pursuant to Section 1.4 of the Agreement for Sale and Leaseback when due and payable in accordance with the terms of the Agreement for Sale and Leaseback including applicable notice and cure periods, (iv) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to make a payment when due and payable in accordance with the terms of the Aura Note including applicable notice and cure periods, and (v) in the event that LaSalle does not consent to the transfer of the Stock, the failure of Aura to transfer the remaining balance of the shares of the Stock to Purchaser on the date of the Second Closing in accordance with the terms of the Agreement for Sale and Leaseback. Notice of an Event of Default will be given if any payment or Stock transfer obligation is not satisfied by the tenth (10th) day after such obligation is due. Any partial payment or Stock transfer will be deemed an acceptance on account only, and the failure to satisfy the entire obligation due prior to such tenth (10th) day shall be and continue to be an Event of Default.

     C. Upon the occurrence and during the continuation of an Event of Default, Purchaser shall have all rights and remedies granted to a secured party under the California Commercial Code or otherwise provided by law.

D. Provided that an Event of Default has not occurred and is continuing, Purchaser shall release the Holdback and any accrued interest thereon to
Aura if
Aura raises additional capital in the aggregate amount of not less than Two Million Dollars ($2,000,000) through the sale of equity or from a source other than the Alpha Agreement or the Agreement for Sale and Leaseback. Upon Aura's satisfaction of the foregoing and issuance of a press release to that effect, Purchaser shall release the Holdback and any accrued interest thereon to Aura within three (3) business days after such press release and file a termination of any UCC-1 Financing Statement filed in connection therewith.

2. Entire Agreement. This Agreement, together contains the entire understanding of the parties with respect to the subject matter hereof.

3. Notices. Any and all notices or communications required or permitted hereunder shall be in writing and shall be deemed given and effected if by facsimile or personal delivery, on the date of transmission and if by mail, on the third day after the postmark date. The addresses for such communications shall be:

                  If to Aura:               Aura Systems, Inc.
                                            2335 Alaska Avenue
                                            El Segundo, CA 90245
                                            Attn:  Michael Froch
                                            Facsimile No.: (310) 643-8719

                  If to Purchaser:          Zvi Kurtzmn
                                            12100 Wilshire Blvd., Suite 705
                                            Los Angeles, CA 90025

                                            Facsimile No.: (310) 820-4118

4. Headings Descriptive. The headings herein are for convenience only and do not constitute a party of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5. Governing Law. This Agreement, and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of California.

6. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                                      AURA:

               AURA SYSTEMS, INC., a Delaware corporation


               By:  /s/ Neal F. Meehan

                    ---------------------------------------------------------
               Name:  Neal F. Meehan
               Title:  CEO and Chairman of the Board of Directors

                                   PURCHASER:
       /s/ Zvi Kurtzman
       ---------------------------------------------
       Zvi Kurtzman, attorney-in-fact for the individuals listed on
       Schedule 1 of the Agreement for Sale and Leaseback

       /s/ Noy Hayun
       ------------------------------------------
       Noy Hayun, attorney-in-fact for the individuals listed on
       Schedule 2 of the Agreement for Sale and Leaseback